EXHIBIT 10.5

TGR FINANCIAL, INC.

AMENDED AND RESTATED

DIRECTORS’ STOCK OPTION PLAN

THIS AMENDED AND RESTATED DIRECTORS’ STOCK OPTION PLAN (the “Plan”) is made effective the 25th day of September, 2012.

WHEREAS, Panther Community Bank, N.A. n/k/a First National Bank of the Gulf Coast, a national association (the “Bank”), adopted a Directors’ Stock Option Plan as approved by Panther Community Bank’s Shareholders and dated June 11, 2007 (the “Original Plan”), to govern the grant of options to Directors of the Bank; which Original Plan was amended by Amended and Restated Directors’ Stock Option Plan dated April 29, 2011 (collectively the “Directors’ Plan” or “Plan”); and

WHEREAS, the Board of Directors have resolved to amend and restate the Directors’ Plan in accordance with the terms and conditions of the Original Plan as amended and restated; and

WHEREAS, the amendments to the Plan approved by the Board of Directors are authorized under Article VII of the Plan:

WHEREAS, on September 25, 2012, TGR Financial, Inc. (the “Company”) adopted the Plan following completion of a reorganization whereby the Bank became a wholly owned subsidiary of the Company; and

WHEREAS, in light of adoption by the Company of the Plan, in each appropriate place, taking context into consideration, where the term “Bank” appears in the Plan, the word “Company” shall be substituted therefor.”

NOW THEREFORE, The Plan is hereby Amended and Restated in its entirety as follows:

ARTICLE I

Definitions

As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

(a) “Bank” shall mean First National Bank of the Gulf Coast, a national association f/k/a Panther Community Bank, N.A., a national banking association.

(b) “Board” or “Board of Directors” shall mean the board of directors of the Company.

(c) “Change of Control” shall be deemed to have occurred if an entity or person (including a “Group”) as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, which is not a beneficial owner (as defined in Rule 13d-3 promulgated there under) of more than 10% of the outstanding Stock as of the date the Company commences a banking business, becomes the beneficial owner after such date of shares of Company Stock having 50% or more of the total number of votes that may be cast for the election of directors of the Company (excluding any transaction which results in the formation for the Company of a bank holding company owned by substantially all of the former shareholders of the Bank).

(d) “Company” shall mean TGR Financial, Inc.

(e) “Director” shall mean any individual who is serving as a director of the Company or the Bank.

(f) “Option” shall mean an option to purchase Stock granted by the Company pursuant to the provisions of this Plan.

(g) “Option Price” shall mean the purchase price of each share of Stock subject to Option, as defined in Section 5.2 hereof.

(h) “Optionee” shall mean a Director who has received an Option granted by the Company hereunder.

(i) “Plan” shall mean this TGR Financial, Inc. Amended and Restated Directors’ Stock Option Plan.

(j) “Service” shall mean the tenure of an individual as a director of the Company or the Bank.

(k) “Stock” shall mean the common stock of the Company, par value $1.00 per share, or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different class of stock or securities of the Company or some other corporation, such other stock or securities.

(1) “Stock Option Agreement” shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock pursuant to the Plan.

(m) “Compensation Committee” shall mean such Board committee as may be designated by the Board to administer the Plan.

ARTICLE II

The Plan

2.1 Name. This plan shall be known as the “TGR Financial, Inc. Amended and Restated Directors’ Stock Option Plan.”

2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to the Directors of the Company an opportunity to increase their proprietary interest in the Company and recognize their efforts in connection with the organization of the Company by the grant of Options to such Directors under the terms set forth herein.

2.3 Effective Date. The Plan shall become effective on the later of the (i) approval of the amendments to the Original Plan by the Company’s Board of Directors, or (ii) execution of the Plan by the Chief Executive Officer of the Company.

2.4 Participants. Only Directors shall be eligible to receive Options under the Plan.

ARTICLE III

Plan Administration

3.1 Compensation Committee. This Plan shall be administered by the Compensation Committee.

3.2 Power of the Compensation Committee. The Compensation Committee shall have full authority and discretion: (a) to determine, consistent with the provisions of this Plan, which of the Directors will be granted Options to purchase any shares of Stock which may be issued and sold hereunder as provided in Section 4.1 hereof, the times at which Options shall be granted, and the number of shares of Stock covered by each Option; (b) to construe and interpret the Plan; (c) to determine the terms and provisions of each respective Stock Option Agreement, which need not be identical; and (d) to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding upon all persons for all purposes.

ARTICLE IV

Shares of Stock Subject to Plan

4.1 Limitations. Subject to adjustment pursuant to the provisions of Section 4.3 hereof, the number of shares of Stock which may be issued and sold hereunder pursuant to Stock Option Agreements shall not exceed one hundred sixty thousand (160,000) shares. Shares issued pursuant to the exercise of Options shall be issuable only from authorized and unissued shares.

4.2 Options Granted Under Plan. Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for Option hereunder. If Options granted hereunder shall terminate for any reason without being wholly exercised, then the Compensation Committee shall have the discretion to grant new Options to Optionees hereunder covering the number of shares to which such terminated Options related.

4.3 Stock Adjustments; Mergers and Combinations. Notwithstanding any other provision in this Plan, if the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, or stock dividend, the total number of shares set forth in Section 4.1 of the Plan and Section 4.1 of the Company’s Amended and Restated Officers’ and Employees’ Stock Option Plan shall be proportionately and appropriately adjusted by the Compensation Committee; provided, however, the maximum number of shares that may be issued under both the Plan and the Officers’ and Employees’ Amended and Restated Stock Option Plan shall not exceed 10% of the total number of the Company’s issued and outstanding shares of common stock and preferred stock (if any), in the aggregate, calculated on a net-settlement basis.

4.4 Acceleration of Option Exercise. Subject to Section 4.3, upon dissolution or liquidation of the Company, any merger or combination in which the Company is not a surviving corporation, or sale of substantially all of the assets of the Company is involved, or upon any Change of Control, the Optionee shall have the right to exercise his Option thereafter in whole or in part notwithstanding the provisions of Section 5.3 hereof, to the extent that it shall not have been exercised.

ARTICLE V

Options

5.1 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting of the Compensation Committee authorizing the same and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Stock Option Agreement shall set forth such terms and conditions as may be determined by the Compensation Committee to be consistent with the Plan.

5.2 Option Price. Subject to adjustment pursuant to the provisions of Section 4.3 hereof, the Option Price of each share of Stock subject to Option shall be the greater of Ten and 00/100 Dollars ($ 10.00) or the fair market value of the Stock on the date of grant. If the Stock is publicly held and actively traded in an established market on the date of grant, then the fair market value of the Stock on the date of grant shall be determined by the Board of Directors by any reasonable method using market quotations. If the Stock is not publicly held and actively traded in an established market on the date of grant, then the fair market value of the Stock on the date of grant shall be determined in good faith by the Board of Directors using any reasonable method (and the book value of such shares may be substituted for the fair market value). Notwithstanding the foregoing, at no time shall the exercise price be less than the fair market value of the shares on the date the Option is granted or the par value thereof as determined by the Board of Directors.

5.3 Option Exercise. Options may be exercised in whole or in part from time to time with respect to whole shares only, within the period permitted for the exercise thereof. Each Option shall become exercisable in the following manner:

(i) During the first year after the date of grant of the Options, twenty percent (20%) of the Options shall be exercisable;

(ii) During the second year after the date of grant of such Options, forty percent (40%) of the Options shall be exercisable;

(iii) During the third year after the date of grant of such Options, such Options shall be exercisable only to the extent of sixty percent (60%) of the shares covered by such Options;

(iv) During the fourth year after the date of grant of such Options, such Options shall be exercisable only to the extent of eighty percent (80%) of the shares covered by such Options; and

(v) During the fifth and each succeeding year after the date of grant of such Options, such Options shall be exercisable as to all shares covered by such Options.

Other than as set forth in Section 5.5 (b) and notwithstanding any other provision in this Plan, no option granted under the Plan may be exercised more than ten (10) years after the date on which it is granted. All Options granted under the Plan will be Net-Settled Options. Upon exercise, the Company shall withhold such numbers of shares of stock then issuable upon exercise of the Option as shall have an aggregate Fair Market Value equal to the Option Price for the shares being acquired upon exercise of the Option. In addition to the Exercise Price, the Company shall withhold from the number of shares issued the number of shares equal to the minimum statutory withholding in effect at the time of the Exercise. The Optionee shall be responsible for any additional federal, state and local withholding or employment taxes, if any, applicable to the taxable income of the Optionee resulting from such exercise, and any sales, transfer or similar taxes imposed with respect to the issuance or transfer of shares of stock in connection with such net-settled exercise. Options shall be exercised by Optionee providing written notice of intent to exercise the Option with respect to a specific number of shares which shall be delivered by hand delivery, by overnight delivery, signature required or by certified U.S. Mail, return receipt requested, to the Company’s principal office.

5.4 Non-transferability of Option. No Option shall be transferred by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by him or by his legal guardian or personal representative, or by an individual holding on behalf of the Optionee a valid Durable Power of Attorney.

5.5 Effect of Death, Disability, Retirement, or Other Termination of Service.

(a) If an Optionee’s Service shall be terminated for any reason other than the retirement after age fifty-nine and one-half (59.5) or the disability (as defined in Section 5.5(c) hereof) or death of the Optionee, then the Options held by such Optionee, which are vested but unexercised, may be exercised within ninety (90) days of such termination of Services.

(b) If an Optionee’s Service shall be terminated by reason of retirement from the Board of Directors of the Bank (or a Related Company) under the Bank’s retirement plan or policy, or death or disability (as defined in Section 5.5 (c) hereof) of the Optionee, then the Optionee or personal representative or administrator of the estate of the Optionee or the successor Trustee of the Optionee’s Trust containing dispositive provisions, or the person or persons to whom the Option granted hereunder shall have been validly transferred by the personal representative or administrator pursuant to the Optionee’s will or the laws of descent and distribution, as the case may be, shall have the right to exercise the Optionee’s vested portion of the Option at any time during the option term as defined in the Optionee’s award agreement, subject to compliance with Code Section 409A. Notwithstanding anything to the contrary contained in the Plan, for all Options granted after June 28, 2010 (the date on which this amended Section 5.5(b) was approved by the Board of Directors of the Bank), in the event of the death of the Optionee, the Options must be exercised prior to the expiration of the Option or within ninety (90) days from the date of Optionee’s death, whichever is later.

(c) For purposes of this Section 5.5, the terms “disability” and “disabled” shall have the meaning set forth in the principal disability insurance policy or similar program then maintained by the Company on behalf of its Directors or, if no such policy or program is then in existence, the meaning then used by the United States Government in determining persons eligible to receive disability payments under the social security system of the United States.

(d) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

5.6 Rights as Shareholder. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares of Stock subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.

5.7 Investment Intent. Upon or prior to the exercise of all or any portion of an Option, the Optionee shall furnish to the Company in writing such information or assurances as, in the Company’s opinion, may be necessary to enable it to comply fully with the Securities Act of 1933, as amended, and the rules and regulations thereunder and any other applicable statutes, rules, and regulations. Without limiting the foregoing, if a registration statement is not in effect under the Securities Act of 1933, as amended, with respect to the shares of Stock to be issued upon exercise of an Option, the Company shall have the right to require, as a condition to the exercise of such Option, that the Optionee represent to the Company in writing that the shares to be received upon exercise of such Option will be acquired by the Optionee for investment and not with a view to distribution and that the Optionee agree, in writing, that such shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel reasonably acceptable to it to the effect that such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended. The Company shall have the right to endorse on certificates representing shares of Stock issued upon exercise of an Option such legends referring to the foregoing representations and restrictions or any other applicable restrictions on resale or disposition as the Company, in its discretion, shall deem appropriate.

ARTICLE VI

Stock Certificates

The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or of any portion thereof, prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed, if any;

(b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory agency, which the Company shall in its sole discretion determine to be necessary or advisable;

(c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Company shall in its sole discretion determine to be necessary or advisable; and

(d) The lapse of such reasonable period of time following the exercise of the Option as the Company from time to time may establish for reasons of administrative convenience.

ARTICLE VII

Termination, Amendment, and Modification of Plan

The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the shareholders of the Company may increase the total number of shares of Stock subject to the Plan except as contemplated in Section 4.3 hereof or alter the class of persons eligible to receive Options under the Plan, and provided further that no termination, amendment, or modification of the Plan shall without the written consent of the Optionee of such Option adversely affect the rights of the Optionee with respect to an Option or the unexercised portion thereof.

Notwithstanding any other provision of this Plan, the Company’s primary federal bank regulator shall at any time have the right to direct the Company to require Optionees to exercise their Options or forfeit their Options if the Company’s capital falls below the minimum requirements, as determined by such federal bank regulator.

ARTICLE VIII

Miscellaneous

8.1 Service. Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any Director the right to continue in the Service of the Company or the Bank.

8.2 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for directors of the Company.

8.3 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

8.4 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

8.5 Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the State of Florida.

8.6 Headings, etc., No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

8.7 Severability. If any provision or provisions of this Plan shall be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the undersigned President and Chief Executive Officer of the Company has signed this Plan for and on behalf of the Company.

/s/ Gary L. Tice
Gary L. Tice, Chief Executive Officer

Dated: September 25, 2012